EXHIBIT 99
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                            CERTIFICATION PURSUANT TO
                   TITLE 18, UNITED STATES CODE, SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Annual Report of Peoples Bancorp Inc. ("Peoples Bancorp") on Form 10-K for the year ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert
E. Evans, President and Chief Executive Officer of Peoples Bancorp, and I, John
W. Conlon, Chief Financial Officer of Peoples Bancorp, certify, pursuant to Title 18, United States Code, Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Peoples Bancorp.


Date:  February 27, 2003            /s/ ROBERT E. EVANS
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                                        Robert E. Evans
                                        President and Chief Executive Officer



Date:  February 27, 2003            /s/ JOHN W. CONLON
                                        ---------------------------------------
                                        John W. Conlon
                                        Chief Financial Officer